                                                                    EXHIBIT 10.1

                                                                  EXECUTION COPY

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                            ADMINISTRATION AGREEMENT

                                     between

                   NATIONAL CITY CREDIT CARD MASTER NOTE TRUST

                                    as Issuer

                                       and

                               NATIONAL CITY BANK

                                as Administrator

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                           Dated as of August 23, 2005

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                                TABLE OF CONTENTS

                                                                                                                    PAGE
                                                                                                                    ----
1.       Duties of Administrator................................................................................      2

2.       Records................................................................................................      6

3.       Compensation...........................................................................................      6

4.       Additional Information to be Furnished to Issuer.......................................................      6

5.       Independence of Administrator..........................................................................      6

6.       No Joint Venture.......................................................................................      6

7.       Other Activities of Administrator......................................................................      6

8.       Term of Agreement; Resignation and Removal of Administrator............................................      6

9.       Action upon Termination, Resignation or Removal........................................................      8

10.      Notices................................................................................................      8

11.      Amendments.............................................................................................      9

12.      Successors and Assigns.................................................................................      9

13.      GOVERNING LAW..........................................................................................     10

14.      Headings; Table of Contents............................................................................     10

15.      Counterparts...........................................................................................     10

16.      Severability...........................................................................................     10

17.      Not Applicable to National City in Other Capacities....................................................     10

18.      Limitation of Liability of Owner Trustee...............................................................     10

19.      Liability of Administrator.............................................................................     10

20.      Third-Party Beneficiary................................................................................     11

21.      Nonpetition Covenants..................................................................................     11

EXHIBIT A - Form of Power of Attorney

      ADMINISTRATION AGREEMENT dated as of August 23, 2005, between NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, a Delaware statutory trust (the "Issuer"), and NATIONAL CITY BANK ("National City"), as administrator (the
"Administrator").

                                   WITNESSETH:

      WHEREAS, the Issuer will enter into an Indenture dated as of August 23, 2005 (as modified, amended or supplemented from time to time, the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, as Indenture Trustee (the "Indenture Trustee"), to provide for the issuance of asset-backed notes (the "Notes") from time to time pursuant to one or more indenture supplements (each, an "Indenture Supplement");

      WHEREAS, the Issuer has entered or will enter into certain agreements in connection with the issuance of the Notes, the issuance of the beneficial interest in the Issuer and transactions related thereto, including (i) underwriting agreements and/or purchase agreements relating to the offer, purchase and sale of the Notes, including the Underwriting Agreement dated as of August 9, 2005, among National City, the Issuer and the underwriters named therein (each, an "Underwriting Agreement"), (ii) the Amended and Restated National City Credit Card Master Note Trust Trust Agreement, dated as of August 23, 2005 (as modified, amended or supplemented from time to time, the "Trust Agreement"), between National City, as Beneficiary (the "Beneficiary") and as Transferor (the "Transferor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), (iii) the Indenture and (iv) the Indenture Supplements (each Underwriting Agreement, the Trust Agreement, the Indenture and the Indenture Supplements being hereinafter referred to collectively as the "Related Agreements");

      WHEREAS, pursuant to the Related Agreements, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture and the Indenture Supplements (the "Collateral") and (b) the beneficial interest in the Issuer;

      WHEREAS, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Issuer and the Owner Trustee referred to in the preceding clause, and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Issuer and the Owner Trustee may from time to time request;

      WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Issuer and the Owner Trustee on the terms set forth herein;

      WHEREAS, capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture or the Trust Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

            1. Duties of Administrator.

      (a) Duties Of Administrator With Respect To The Related Agreements. The Administrator is authorized to execute any of the Related Agreements on behalf of the Issuer. The Administrator shall consult with the Transferor, the Servicer and the Owner Trustee regarding the duties of the Issuer and the Owner Trustee under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's or the Owner Trustee's duties under the Related Agreements. The Administrator shall prepare for execution by the Administrator or the Owner Trustee, on behalf of the Issuer, or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, orders, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to any Related Agreement. In furtherance of the foregoing, the Administrator shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Indenture or any Indenture Supplement thereto including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture or any Indenture Supplement thereto (parenthetical references are to Articles, Sections or subsections of the Indenture):

            (i) causing the Note Register to be kept, and notifying the Indenture Trustee of any appointment of a new Note Registrar and the location, or change in location, of the Note Register (subsection 305(a));

            (ii) preparing or obtaining the documents, legal opinions and instruments required for execution, authentication and delivery of the Notes, and delivery of the same to the Indenture Trustee for authentication (Sections 303, 304 and 310), providing for the replacement of mutilated, destroyed, lost or stolen Notes (Section 306), providing for the exchange or transfer of Notes (Section 305) and, to the extent set forth in the related Indenture Supplement, notifying each Note Rating Agency in writing of the issuance of any Tranche, Class or Series of Notes;

            (iii) directing the Indenture Trustee with respect to the investment of funds in the Issuer Accounts (Section 403);

            (iv) directing the Indenture Trustee with respect to the allocations, deposits and payments on the Notes (Sections 501 and 502 and each Indenture Supplement);

            (v) determining the amount of excess Finance Charge Amounts and Shared Principal Collections with respect to each Series of Notes (Sections 507 and 508);

            (vi) preparing or obtaining the documents, legal opinions and instruments required to be delivered to the Indenture Trustee with respect to the satisfaction and discharge of the Indenture (subsection 601(c)) and preparing the documents necessary for the Indenture Trustee to acknowledge the same (subsection 601(a));

            (vii) in the event of the resignation or removal of the Indenture Trustee, giving written notice of such resignation or removal and appointment to each Noteholder (subsection 810(f));

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            (viii) preparing or causing to be prepared tax returns for the
      Issuer (if required) and the reporting information for the Noteholders (Section 815);

            (ix) preparing on behalf of the Issuer written instructions regarding any action proposed to be taken or omitted by the Indenture Trustee upon the Indenture Trustee's application therefor (Section 818);

            (x) furnishing to the Indenture Trustee a list of the names and addresses of the Registered Noteholders during any period when the Indenture Trustee is not the Note Registrar (Section 901);

            (xi) establishing reasonable rules for matters relating to an Action by or a meeting of Noteholders not otherwise set forth in Section 904 of the Indenture (subsection 904(g));

            (xii) preparing or obtaining any necessary Opinion of Counsel, Issuer Tax Opinion, Officer's Certificate, or other document or instrument as may be required in connection with any supplemental indenture or amendment to the Indenture or any Indenture Supplement thereto (Article
      X);

            (xiii) giving notice to each Note Rating Agency and collecting the vote of Noteholders, as necessary, in connection with any supplemental indenture or amendment to the Indenture or any Indenture Supplement thereto (Article X);

            (xiv) causing any Paying Agent to execute and deliver to the Indenture Trustee an instrument pursuant to which it agrees to act as Paying Agent as set forth in Section 1103 of the Indenture;

            (xv) preparing Officer's Certificates of the Issuer directing the Paying Agent to pay to the Indenture Trustee sums held in trust by the Issuer or such Paying Agent for the purpose of discharging the Indenture (Section 1103);

            (xvi) preparing written statements for execution by an Authorized Officer as required by Section 1104 of the Indenture;

            (xvii) performing or causing to be performed all things necessary to preserve and keep in full force and effect the legal existence of the Issuer and comply with applicable law (Sections 1105 and 1107);

            (xviii) giving prompt written notice to the Indenture Trustee and each Note Rating Agency of each Event of Default under the Indenture to which the Administrator has knowledge (Section 1108);

            (xix) providing to Noteholders and prospective Noteholders information required to be provided by the Issuer pursuant to Rule 144A under the Securities Act (Section 1111);

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            (xx) preparing and causing the Issuer to file UCC financing statements and amendments (Section 1112(b));

            (xxi) preparing or obtaining the instruments, documents, agreements and legal opinions required to be delivered by the Issuer and preparing any notice required to be given to the Note Rating Agencies, in connection with the merger or consolidation of the Issuer with any other Person (subsection 1113(a)) or the conveyance or transfer of any of the Issuer's property or assets (subsection 1113(b));

            (xxii) giving written notice to the affected Noteholders of any optional repurchase (Section 1202) and to the Indenture Trustee and each Note Rating Agency with respect to any such optional repurchase or Early Redemption Event (Section 1203);

            (xxiii) preparing or obtaining the instruments, documents, agreements and legal opinions required to be delivered by the Issuer and preparing any notice required to be given by the Issuer to the Note Rating Agencies, the Indenture Trustee or any Servicer in connection with addition or removal of Collateral;

            (xxiv) preparing for execution and delivery or filing by the Issuer all supplements and amendments to any Related Agreement and all instruments of further assurance; and

            (xxv) to the extent set forth in any Related Agreement, causing to be established and maintained certain Issuer Accounts.

      (b) Additional Duties.

            (i) In addition to the duties of the Administrator set forth above, but subject to subsection 1(c) and Section 5, the Administrator shall perform all duties and obligations of the Issuer under the Related Agreements and shall perform such calculations and shall prepare for execution by the Issuer or the Owner Trustee or shall cause the preparation by other appropriate Persons of all such documents, reports, filings, instruments, orders, certificates and opinions as it shall be the duty of the Issuer or the Owner Trustee to prepare, file or deliver pursuant to the Related Agreements and shall administer the Trust in the interest of the Beneficiary, and at the request of the Issuer or the Owner Trustee shall take all appropriate action that it is the duty of the Issuer or the Owner Trustee to take pursuant to the Related Agreements. Subject to subsection 1(c) and Section 5 of this Agreement, and in accordance with the directions of the Owner Trustee, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Owner Trustee and are reasonably within the capability of the Administrator.

            (ii) The Administrator shall perform any duties expressly required to be performed by the Administrator under the Trust Agreement.

            (iii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions with or otherwise deal with any of its Affiliates; provided, however, that the terms of any such transactions or

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      dealings shall be in accordance with any directions received from the
      Beneficiary or the Owner Trustee, in each case on behalf of the Issuer, and shall be, in the Administrator's opinion, no less favorable to the Issuer than would be available from unaffiliated parties.

            (iv) It is the intention of the parties hereto that the Administrator shall, and the Administrator hereby agrees to, prepare, file, execute and deliver on behalf of the Issuer all such documents, reports, filings, instruments, orders, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements. In furtherance thereof, the Owner Trustee shall, on behalf of the Issuer, execute and deliver to the Administrator and its agents, and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, orders, certificates and opinions.

      (c) Non-Ministerial Matters.

            (i) With respect to matters that in the reasonable judgment of the Administrator are non-ministerial, the Administrator shall not take any action except upon direction of the Beneficiary or the Owner Trustee. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                  (A) the modification or amendment of or any supplement to the Indenture or any Related Agreement;

                  (B) the initiation of any claim or lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer (other than in connection with the collection of the Collateral);

                  (C) the appointment of successor Note Registrars, successor Paying Agents and successor Indenture Trustees pursuant to the Indenture or the appointment of successor Administrators, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture;

                  (D) the removal of the Indenture Trustee;

                  (E) the timing or amount of any allocation, deposit, withdrawal or payment of funds under any Related Agreement;

                  (F) the redemption or payment of any Note, or the initiation, suspension or termination of any accumulation, revolving, redemption or other period under any Related Agreement;

                  (G) the waiver of any default under any Related Agreement;

                  (H) the release of any part of the Collateral; and

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

                  (I) any matter that is reserved to the discretion of the Issuer under any Related Agreement or that could have a material adverse impact on the financial condition of the Issuer.

            (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not, (x) make any payments to the Noteholders, the Beneficiary or any other Person under the Related Agreements, (y) sell any part of the Collateral other than pursuant to a written directive of the Indenture Trustee, or (z) take any other action that the Beneficiary or the Owner Trustee, in each case on behalf of the Issuer, directs the Administrator not to take on its behalf.

            2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Issuer, the Owner Trustee, the Indenture Trustee, the Transferor and the Servicer at any time during normal business hours.

            3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, the Administrator shall be entitled to an amount not to exceed $500 per month from the Beneficiary, in addition to reimbursement for its liabilities and extra out-of-pocket expenses related to its performance hereunder or under any Related Agreement. Such amounts shall be paid by the Beneficiary directly to the Administrator.

            4. Additional Information to be Furnished to Issuer. The Administrator shall furnish to the Issuer from time to time such additional information regarding the Collateral as the Issuer shall reasonably request.

            5. Independence of Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Administrator shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

            6. No Joint Venture. Nothing contained in this Agreement shall (i) constitute the Administrator and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) be construed to impose any liability as such on any of them or (iii) be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

            7. Other Activities of Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

            8. Term of Agreement; Resignation and Removal of Administrator.

      (a) This Agreement shall continue in force until the dissolution or termination of the Issuer, upon which event this Agreement shall automatically terminate.

      (b) Subject to subsection 8(e), the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days prior written notice.

      (c) Subject to subsection 8(e), the Beneficiary, on behalf of the Issuer, may remove the Administrator without cause by providing the Administrator with at least 60 days prior written notice.

      (d) Subject to subsection 8(e), at the sole option of the Issuer, the Administrator may be removed immediately upon written notice of termination from the Issuer to the Administrator if any of the following events shall occur:

            (i) the Administrator shall default in the performance of any of its duties under this Agreement and, after notice of such default, shall not cure such default within [ten] days (or, if such default cannot be cured in such time, shall not give within [ten] days such assurance of cure as shall be reasonably satisfactory to the Issuer);

            (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within sixty days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs; or

            (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors, shall admit in writing generally its inability to pay its debts as they become due or shall fail generally to pay its debts as they become due.

      The Administrator agrees that if any of the events specified in clause
(ii) or (iii) of this subsection 8(d) shall occur, it shall give written notice thereof to the Issuer, the Indenture Trustee and each Note Rating Agency within seven days after the happening of such event.

      (e) No resignation or removal of the Administrator pursuant to this
Section 8 shall be effective until (i) a successor Administrator shall have been appointed by the Issuer and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder. Promptly upon the resignation or removal of the Administrator becoming effective, the successor Administrator shall deliver written notice of such resignation or removal to each Note Rating Agency.

            9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to subsection 8(a) or the resignation or removal of the Administrator pursuant to subsection 8(b),
(c) or (d), respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Administrator shall forthwith upon such termination pursuant to subsection 8(a) deliver to the Issuer all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to subsection 8(b), (c) or (d), respectively, the Administrator shall cooperate with the Issuer and take all reasonable steps requested to assist the Issuer in making an orderly transfer of the duties of the Administrator.

            10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

      (a)   if to the Issuer or the Owner Trustee, to

            National City Credit Card Master Note Trust
            c/o Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, DE 19890-0001
            Attention: Corporate Trust Administration
            Fax: (302) 636-6196

      (b)   if to the Administrator, to

            National City Bank
            1900 East 9th Street
            Cleveland, Ohio 44114
            Attention: Investment Funding
            Fax: (216) 222-0156

      (c)   if to the Indenture Trustee, to

            The Bank of New York
            101 Barclay Street
            Floor 8 West
            New York, New York  10286
            Attention: Corporate Trust Administration - Asset Backed Securities
            Fax:  (212) 815-2493

or to such other address or facsimile number as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, return receipt requested, postage prepaid, hand-delivered to the address of such party as provided above or by facsimile, except that notices to the Indenture Trustee are effective only upon receipt.

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

            11. Amendments. This Agreement may be amended from time to time, by a written amendment duly executed and delivered by the Issuer and the Administrator, with the written consent of the Owner Trustee, without the consent of any of the Noteholders or the Beneficiary; provided, however, that
(i) such amendment will not, as evidenced by an Officer's Certificate of the Administrator addressed and delivered to the Owner Trustee, have an Adverse Effect based on the facts known to such officer at the time of such certification and (ii) that each Note Rating Agency shall have notified the Issuer, the Administrator and the Owner Trustee in writing that such amendment will not result in a reduction or withdrawal of the rating of any Outstanding Series, Class or Tranche of Notes to which it is a Note Rating Agency.

            This Agreement may also be amended from time to time, by a written amendment duly executed and delivered by the Issuer and the Administrator, with the written consent of the Owner Trustee, the holders of Notes evidencing not less than a majority in the Outstanding Dollar Principal Amount of the Notes and the Beneficiary, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Noteholders or the Beneficiary; provided, however, that, without the consent of the Holders of all of the Notes then outstanding, no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments or distributions that are required to be made for the benefit of the Noteholders or (b) reduce the aforesaid portion of the Outstanding Dollar Principal Amount of the Notes, the Holders of which are required to consent to any such amendment.

            Prior to the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to each Note Rating Agency. Promptly after the execution of any such amendment, the Administrator shall furnish written notification of the substance of such amendment to the Indenture Trustee.

            It shall not be necessary for the consent of Noteholders pursuant to this Section 11 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

            12. Successors and Assigns. This Agreement may not be assigned by the Administrator unless such assignment is previously consented to in writing by the Issuer and the Owner Trustee and subject to written notice from each Note Rating Agency that such assignment will not result in a reduction or withdrawal of the rating of any Outstanding Series, Class or Tranche of Notes to which it is a Note Rating Agency. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Issuer, the Owner Trustee, or such notice from the Note Rating Agencies, to a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator, provided that such successor organization executes and delivers to the Issuer and the Owner Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

            13. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND RULE 327(b) OF THE NEW YORK CIVIL PRACTICE LAWS AND RULES, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

            14. Headings; Table of Contents. The section headings hereof and the Table of Contents have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

            15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

            16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            17. Not Applicable to National City in Other Capacities. Nothing in this Agreement shall affect any obligation National City may have in any capacity other than Administrator.

            18. Limitation of Liability of Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been signed by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

            19. Liability of Administrator. Notwithstanding any provision of this Agreement, the Administrator shall not have any obligations under this Agreement other than those specifically set forth herein, and no implied obligations of the Administrator shall be read into this Agreement. Neither the Administrator nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken in good faith by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct and in no event shall the Administrator be liable under or in connection with this Agreement for indirect, special, or consequential losses or damages of any kind, including lost profits, even if advised of the possibility thereof and regardless of the form of action by which such losses or damages may be claimed. Without limiting the foregoing, the Administrator (a) may consult with legal counsel (including counsel for the Issuer), independent public accountants and other experts selected by it and shall not be liable for any action taken or

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

omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts and (b) shall incur no liability under or in respect of this Agreement by action upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by facsimile) believed by it to be genuine and signed or sent by the proper party or parties.

            20. Third-Party Beneficiary. The Owner Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

            21. Nonpetition Covenants. To the fullest extent permitted by applicable law, notwithstanding any prior termination of this Agreement, the Administrator shall not at any time with respect to the Issuer or the National City Credit Card Master Trust, acquiesce, petition or otherwise invoke or cause the Issuer or the National City Credit Card Master Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the National City Credit Card Master Trust under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, conservator, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the National City Credit Card Master Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the National City Credit Card Master Trust.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    NATIONAL CITY CREDIT CARD
                                    MASTER NOTE TRUST

                                    By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        but solely as Owner Trustee,

                                    By: /s/ Patricia A. Evans
                                        --------------------------------------
                                        Name: Patricia A. Evans
                                        Title: Vice President

                                    NATIONAL CITY BANK,
                                      as Administrator

                                    By: /s/ Russell A. Cronin, Jr.
                                        --------------------------------------
                                        Name: Russell A. Cronin, Jr.
                                        Title: Senior Vice President

                  [Signature Page to Administration Agreement
                          dated as of August 23, 2005]

                                                                       EXHIBIT A

                                                     [Form of Power of Attorney]

                                POWER OF ATTORNEY

STATE OF DELAWARE    )
                     )
COUNTY OF NEW CASTLE )

      KNOW ALL MEN BY THESE PRESENTS, that NATIONAL CITY CREDIT CARD MASTER NOTE TRUST, a Delaware statutory trust ("Trust"), does hereby make, constitute and appoint National City Bank, as Administrator under the Administration Agreement (as defined below), and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Trust all such documents, reports, filings, instruments, orders, certificates and opinions as it shall be the duty of the Trust to prepare, file or deliver pursuant to the Related Agreements (as defined in the Administration Agreement), including, without limitation, to appear for and represent the Trust in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Trust, and with full power to perform any and all acts associated with such returns and audits that the Trust could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restriction on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements. For the purpose of this Power of Attorney, the term "Administration Agreement" means the Administration Agreement dated as of August 23, 2005, among the Trust and National City Bank, as Administrator, as such may be modified, amended or supplemented from time to time.

      This power of attorney is coupled with an interest and shall survive and not be affected by the subsequent bankruptcy or dissolution of the Trust.

      All powers of attorney for this purpose heretofore filed or executed by the Trust are hereby revoked.

      EXECUTED this ____ day of ________, 2005.

                                    NATIONAL CITY CREDIT CARD
                                    MASTER NOTE TRUST

                                    By: WILMINGTON TRUST COMPANY,
                                        not in its individual capacity
                                        but solely as Owner Trustee

                                    By: ________________________________________
                                        Name:
                                        Title: